UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 9, 2003

(Date of earliest event reported)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky	40213

(Address of principal executive offices)	(Zip Code)

(502) 315-2000

(Registrant’s telephone number, including area code)

- more -

Item 5. Other Events
Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures

Item 5. Other Events

On June 9, 2003, the Registrant’s wholly-owned subsidiary National Processing Company, LLC. announced that it acquired Bridgeview Payment Solutions, Inc. through a stock purchase agreement dated June 5, 2003.

Reference is made to the Press Release and Form 8-K, dated June 6, 2003, announcing the stock purchase agreement.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a) FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None

(b) PRO FORMA FINANCIAL INFORMATION: None

(c) EXHIBITS: None

- more -

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2003	NATIONAL PROCESSING, INC. (Registrant) By: /s/ Carlton E. Langer Name: Carlton E. Langer Title: Secretary